Hyde Park Acquisition Corp. II

Index to financial statements

Page
Report of Independent Registered Public Accounting Firm	F-2
Financial Statements
Balance Sheet	F-3
Notes to Balance Sheet	F-4

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

of Hyde Park Acquisition Corp. II

We have audited the accompanying balance sheet of Hyde Park Acquisition Corp. II (a company in the development stage) (the “Company”) as of August 7, 2012. The balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Hyde Park Acquisition Corp. II (a company in the development stage), as of August 7, 2012 in conformity with United States generally accepted accounting principles.

/s/ Marcum LLP

Marcum LLP

New York, NY

August 13, 2012

F-2

Hyde Park Acquisition Corp. II

(A Company in the Development Stage)

BALANCE SHEET

August 7, 2012

ASSETS

Current asset - Cash and cash equivalents	$1,060,672
Cash and cash equivalents held in trust account	78,750,000
Total assets	$79,810,672

LIABILITIES, REDEEMABLE COMMON STOCK AND STOCKHOLDERS' EQUITY

Current liabilities
Accrued liabilities	$12,611
Total liabilities	12,611

Commitments and contingencies

Common stock, subject to possible conversion or tender, 7,110,423 shares at conversion value	74,659,442

Stockholders’ Equity
Preferred Stock, $0.0001 par value, 1,000,000 shares authorized; none issued or outstanding	-
Common Stock, $0.0001 par value, 50,000,000 shares authorized; 3,239,577 shares issued and
outstanding (excluding 7,110,423 shares subject to possible conversion or tender), as adjusted (1)	324
Additional paid-in capital	5,150,241
Deficit accumulated during the development stage	(11,946)
Total stockholders’ equity	5,138,619

Total liabilities, redeemable common stock and stockholders’ equity	$79,810,672

(1)	This number includes an aggregate of 281,250 shares that are subject to forfeiture if the over-allotment option is not exercised by the underwriters.

The accompanying notes are an integral part of the balance sheet.

F-3

HYDE PARK ACQUISITION CORP. II
(A Company in the Development Stage)

NOTES TO THE BALANCE SHEET

Note 1 — Organization and Plan of Business Operations

Hyde Park Acquisition Corp. II (a company in the development stage) (the “Company”) was incorporated in Delaware on February 24, 2011 as a blank check company whose objective is to acquire, through a merger, share exchange, asset acquisition, stock purchase, plan of arrangement, recapitalization, reorganization or other similar business combination, one or more businesses or entities (a “Business Combination”).

The accompanying balance sheet has been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the accounting and disclosure rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

At August 7, 2012, the Company had not yet commenced any operations. All activity through August 7, 2012 relates to the Company’s formation and the public offering as described below.

The Company is considered to be a development stage company and, as such, the Company’s financial statements are prepared in accordance with the Accounting Standards Codification (“ASC”) Topic 915 “Development Stage Entities.” The Company is subject to all of the risks associated with development stage companies.

The registration statement for the Company’s initial public offering (“Public Offering”) was declared effective on August 1, 2012. On August 7, 2012, the Company consummated the Public Offering and received proceeds net of underwriters discount of $73,312,500 and simultaneously raised $6,937,500 through the issuance of shares of common stock (“Sponsor Shares”) to the Company’s initial stockholders (Collectively, the “Sponsors”) in a private placement (“Private Placement”) (See Note 3 – Public Offering and Private Placement).

The Company is considered to be a development stage company and, as such, the Company’s financial statements are prepared in accordance with the Accounting Standards Codification (“ASC”) Topic 915 “Development Stage Entities.” The Company is subject to all of the risks associated with development stage companies.

F-4

HYDE PARK ACQUISITION CORP. II
(A Company in the Development Stage)

NOTES TO THE BALANCE SHEET

Note 1 — Organization and Plan of Business Operations - (continued)

The Company’s management has broad discretion with respect to the specific application of the net proceeds of this Public Offering and the Sponsors’ Shares, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. Furthermore, there is no assurance that the Company will be able to effect a Business Combination successfully. Upon the closing of the Public Offering, $78,750,000 ($10.50 per Public Share sold), including the proceeds of the private placement of the Sponsors’ Shares, is held in a trust account (“Trust Account”) and will be invested in United States government treasury bills having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, that invest solely in U.S. treasuries until the earlier of the consummation of the initial Business Combination and the Company’s failure to consummate a Business Combination within the prescribed time. Placing funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, service providers, prospective target businesses or other entities it engages, execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements. The Company’s officers have agreed that they will be jointly and severally liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company. However, they may not be able to satisfy those obligations should they arise. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. In addition, (1) interest income on the funds held in the Trust Account can be released to the Company to pay its income and other tax obligations and (2) interest income on the funds held in the Trust Account can be released to the Company to pay for its working capital requirements in connection with searching for a Business Combination.

The Company’s shares are listed on the Nasdaq Capital Markets (“Nasdaq”). Pursuant to the Nasdaq listing rules, the target business or businesses that the Company acquires must collectively have a fair market value equal to at least 80% of the balance of the funds in the trust account at the time of the execution of a definitive agreement for its initial Business Combination, although the Company may acquire a target business whose fair market value significantly exceeds 80% of the trust account balance.

F-5

HYDE PARK ACQUISITION CORP. II
(A Company in the Development Stage)

NOTES TO THE BALANCE SHEET

Note 1 — Organization and Plan of Business Operations - (continued)

The Company will either seek stockholder approval of any Business Combination at a meeting called for such purpose at which stockholders may seek to convert their shares of common stock into their pro rata share of the aggregate amount then on deposit in the Trust Account (net of taxes payable), or provide stockholders with the opportunity to sell their shares of common stock to the Company by means of a tender offer for an amount equal to their pro rata share of the aggregate amount then on deposit in the Trust Account (net of taxes payable).The Company will proceed with a Business Combination only if it has net tangible assets of at least $5,000,001 upon consummation of the Business Combination and, solely if stockholder approval is sought, a majority of the outstanding shares of common stock of the Company voted are voted in favor of the Business Combination. Notwithstanding the foregoing, a Public Stockholder (defined as a holder of the Company’s public shares, including the Company’s Sponsors to the extent its Sponsors purchase public shares, provided that their status as “public stockholders” shall only exist with respect to such public shares), together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d) (3) of the Securities Exchange Act of 1934, as amended) will be restricted from seeking conversion rights with respect to 20% or more of the Public Shares without the Company’s prior written consent. In order to determine whether a stockholder is acting in concert or as a group with another stockholder, each Public Stockholder seeking to exercise conversion rights will be required to certify whether such stockholder is acting in concert or as a group with any other stockholder. These certifications, together with any other information relating to stock ownership available at that time, will be the sole basis on which the above-referenced determination is made. If it is determined that a stockholder is acting in concert or as a group with any other stockholder, the stockholder will be notified of the determination and will be offered an opportunity to dispute the finding. The final determination as to whether a stockholder is acting in concert or as a group with any other stockholder will ultimately be made in good faith by the Company’s board of directors. In connection with any stockholder vote required to approve any Business Combination, the Sponsors have agreed (1) to vote any of their respective Founders Shares (See Note 5), Sponsors Shares and any Public Shares they may have acquired in the Public Offering or the aftermarket in favor of the initial Business Combination, (2) not to convert any of their respective Founders Shares and Sponsors Shares, and (3) not to sell any of their respective Founders Shares and Sponsors Shares to the Company pursuant to any tender offer described above.

The Company’s amended and restated Certificate of Incorporation provides that the Company will continue in existence only until May 1, 2014. If the Company has not completed a Business Combination by such date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares held by the Public Stockholders, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest but net of franchise taxes and income taxes payable with respect to interest earned on the trust account, divided by the number of then outstanding Public Shares (defined as shares of the Company’s common stock sold in Public Offering (whether they are purchased in the Public Offering or thereafter in the open market), which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and its board of directors dissolve and liquidate, subject (in the case of (ii) and (iii) above) to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, the Public Stockholders will be entitled to receive a full pro rata interest in the Trust Account (initially anticipated to be $10.50 per share (or approximately $10.41 per share if the over-allotment option (See Note 3) is exercised in full), plus any pro rata interest earned on the Trust Fund not previously released to the Company).

F-6

HYDE PARK ACQUISITION CORP. II
(A Company in the Development Stage)

NOTES TO THE BALANCE SHEET

Note 2 — Significant Accounting Policies

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company maintains cash balances that may be uninsured or in deposit accounts that exceed Federal Deposit Insurance Corporation limits. The Company maintains its cash deposits with major financial institutions.

Use of Estimates

The preparation of the balance sheet in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Income Taxes

The Company accounts for income taxes under ASC Topic 740 “Income Taxes” (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecoginition, classification, interest and penalties, accounting in interim period, disclosure and transition. The Company is required to file income tax returns in the United States (federal) and in various state and local jurisdictions. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. Since the Company was incorporated on February 24, 2011, the evaluation was performed for the tax year ended December 31, 2011, which is the only period subject to examination. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material changes to its financial position.

The Company’s policy for recording interest and penalties associated with audits is to record such expense as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from February 24, 2011 (inception) through August 7, 2012. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

F-7

HYDE PARK ACQUISITION CORP. II
(A Company in the Development Stage)

NOTES TO THE BALANCE SHEET

Note 2 — Significant Accounting Policies - (continued)

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Subsequent Events

The Company evaluates events that have occurred after the balance sheet date of August 7, 2012 through the date which the balance sheet was available to be issued. Based upon the review, the Company did not identify any recognized or non-recognized subsequent events that would have required adjustment or disclosure in the balance sheet.

Note 3 — Public Offering and Private Placement

On August 7, 2012, the Company sold 7,500,000 shares of common stock at an offering price of $10.00 per share generating gross proceeds of $75,000,000 in the Public Offering.

Simultaneously with the consummation of the Public Offering, the Company consummated the Private Placement with the sale of 693,750 Sponsors’ Shares to its initial stockholders at a price of $10.00 per share, generating total proceeds of $6,937,500. The Sponsors’ Shares are identical to the shares of common stock sold in the Public Offering. Additionally, the purchasers have agreed not to transfer, assign or sell any of the Sponsors’ Shares (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination.

The Sponsors are entitled to registration rights with respect to their Founders Shares and the Sponsors’ Shares pursuant to a registration rights agreement. The holders of the majority of the Founders Shares are entitled to demand that the Company register these shares at any time commencing three months prior to the first anniversary of the consummation of a Business Combination. The holders of the Sponsors’ Shares are entitled to demand that the Company register these securities at any time after the Company consummates a Business Combination. In addition, the Sponsors have certain “piggyback” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

The Company entered into an agreement with the underwriters of the Public Offering (the “Underwriting Agreement”). Pursuant to the Underwriting Agreement, the Company paid 2.25% of the gross proceeds of the Public Offering or $1,687,500 as underwriting discounts and commissions upon closing of the Public Offering.

The Company will also pay the underwriters in the Public Offering a deferred underwriting discount (“Deferred Commission”) of 2.75% of the gross proceeds of the Public Offering which is held in the Trust Account. The amount of any aggregate Deferred Commissions paid to the underwriters will be reduced by the amount of any Deferred Commission earned on shares of common stock which have been converted or tendered prior to or in connection with the completion of an initial Business Combination.

The Company has granted the underwriters a 45 day option to purchase up to 1,125,000 shares to cover over-allotments if any.

F-8

HYDE PARK ACQUISITION CORP. II
(A Company in the Development Stage)

NOTES TO THE BALANCE SHEET

Note 4 — Commitments and Contingencies

The Company presently occupies office space provided by an affiliate of the Company’s Chief Executive Officer. Such affiliate has agreed that, until the Company consummates a Business Combination, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $10,000 per month for such services commencing on August 1, 2012.

Note 5 — Stockholder Equity

Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors.

As of August 7, 2012, there are no shares of preferred stock issued or outstanding.

Common Stock

The Company is authorized to issue 50,000,000 shares of common stock with a par value of $0.0001 per share.

In connection with the organization of the Company, on April 28, 2011, a total of 2,524,391 shares of the Company’s common stock were sold to the Sponsors at a price of approximately $0.01 per share for an aggregate of $25,000.

Effective July 1, 2011, the Company’s Board of Directors authorized a stock dividend of approximately 0.139 shares for each outstanding share of common stock. On October 26, 2011, the Sponsors contributed an aggregate of 718,750 shares of the Company’s common stock to the Company’s capital at no cost to the Company, resulting in the Sponsors owning an aggregate of 2,156,250 shares of common stock (“Founders Shares”). After the effect of the stock dividend and the contribution, the Sponsors’ shares include an aggregate of 281,250 shares subject to forfeiture if the over-allotment option is not exercised by the underwriters.

As of August 7, 2012, 3,239,577 shares of common stock were issued and outstanding, excluding 7,110,423 shares of common stock subject to possible conversion or tender, and of which 281,250 shares are subject to forfeiture to the extent that the underwriters’ over-allotment option is not exercised in full.

The Founder Shares were placed into an escrow account maintained by Continental Stock Transfer & Trust Company, acting as escrow agent. Subject to certain limited expectations, these shares will not be transferable during the escrow period. Such shares will be released from escrow on the first anniversary of the closing date of the initial Business Combination.

The Sponsors and the Company’s officers and directors are entitled to registration rights with respect to any shares they may be issued in payment of working capital loans made to the Company, pursuant to a registration rights agreement. The holders of the shares issued in payment of working capital loans made to the Company are entitled to demand that the Company register these securities at any time after the Company consummates a Business Combination. In addition, the holders of shares issued in payment of working capital loans made to the Company have certain “piggyback” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

F-9